NATIONWIDE MUTUAL FUNDS
Nationwide Amundi Global High Yield Fund
Nationwide Amundi Strategic Income Fund
Nationwide Bailard Emerging Markets Equity Fund
Nationwide Bailard International Equities Fund
Nationwide Emerging Markets Debt Fund
Nationwide Global Equity Fund
Nationwide World Bond Fund

Supplement dated August 18, 2016
to the Prospectus dated March 1, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide World Bond Fund

Effective immediately:

1.	The Nationwide World Bond Fund is renamed the "Nationwide Amundi World Bond Fund" (the "Fund"). All references in the Prospectus to the Fund are updated accordingly.

2.	On July 29, 2016, the Board of Trustees of the Nationwide Mutual Funds approved the termination of Standard Life Investments (Corporate Funds) Limited as subadviser to the Fund and approved the appointment of Amundi Smith Breeden, LLC to subadvise the Fund.

3.	The Prospectus, as it relates solely to the Fund, is amended as follows:

a.	The information under the heading "Principal Investment Strategies" on page 27 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Such fixed-income securities may include U.S. government securities and foreign government bonds, as well as U.S. and foreign corporate bonds, mortgage-backed securities and asset-backed securities. These securities may pay interest on either a fixed-rate or a variable-rate basis. The Fund normally invests in issuers located in at least five countries (of which one may be the United States). An issuer will be deemed to be located in a country other than the United States if the issuer is organized outside of the United States, has its principal place of business outside of the United States, or generates more than 50% of its revenues from business outside of the United States. The Fund may invest in both developed and emerging market countries, although the Fund does not invest more than 33% of its net assets, at the time of purchase, in bonds of emerging market issuers. Emerging market countries include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe.

The Fund invests at least 80% of its net assets in fixed-income securities that are rated investment grade at the time of investment and in unrated securities that the subadviser has determined to be of comparable quality. The Fund may invest up to 20% of its net assets in high-yield bonds (i.e., "junk" bonds). The Fund may invest, without limitation, in fixed-income securities of any maturity or duration.

The Fund's subadviser seeks to develop a bond portfolio that is diversified across various countries and industry sectors. In so doing, the subadviser employs an investment approach that is both top-down and bottom-up, based on collaborative fundamental and quantitative analyses, assessments of creditworthiness, and security valuation relative to the overall market, and which takes into account more global and macroeconomic circumstances in allocating the Fund's assets among sectors and countries. Based on fundamental, relative value and structural/technical analyses from analysts and strategists around the globe, the subadviser next seeks to exploit opportunities that may be generated when its assessment of a country's or an issuer's fundamentals is inconsistent with the market's expectations. The Fund's investments may be denominated either in a currency that is well-established internationally, such as the U.S. dollar, euro or yen, or in the local currency of its issuer. The Fund is classified as a "non-diversified fund" under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. The Fund may engage in active and frequent trading of portfolio securities.

The Fund's subadviser may use derivatives, such as futures and forward foreign currency contracts, either to increase returns, to hedge against international currency exposure or to manage the Fund's average portfolio duration. The subadviser also may buy or sell credit default swaps either to hedge against investment risks or to increase return.

b.	The discussion of "Derivatives risk" under the heading "Principal Risks," on pages 28 and 29 of the Prospectus, is deleted in its entirety and replaced with the following:

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.

Currency exposure – the Fund's investments in currency futures and forward foreign currency exchange contracts (collectively, "currency contracts") may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser's ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying security.

Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

Swaps and forwards – using swaps and forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because swaps and forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. Currently there are few central exchanges or markets for swap and forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap or forward counterparty fails to meet its obligations under the contract, the Fund may lose money.

Credit default swaps – credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Credit default swaps also are subject to the risk that the Fund will not properly assess the cost of the underlying investment. If the Fund is selling credit protection, it bears the risk that a credit event will occur, requiring the Fund to pay the counterparty the set value of the defaulted bonds. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

c.	The following supplements information under the heading "Principal Risks" on pages 27 through 29 of the Prospectus:

Large shareholder redemption risk – certain funds, accounts, individuals or Nationwide affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund's shares. Redemptions by these funds, accounts or individuals of their holdings in the Fund may impact the Fund's liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund's brokerage and tax costs.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs, may adversely impact the Fund's performance, and may result in higher taxes when Fund shares are held in a taxable account.

d.	The information under the heading "Subadviser" on page 29 of the Prospectus is deleted in its entirety and replaced with the following:

Amundi Smith Breeden, LLC

e.	The information under the heading "Portfolio Manager" on page 29 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
P. Adrian Helfert	Managing Director, Head of Global Fixed Income, Senior Portfolio Manager	Since 2016
Jerome Barkate, CFA	Deputy Head of Global Fixed Income, Portfolio Manager	Since 2016

f.	The information under the heading "How the Funds Invest — Principal Investment Strategies" on page 39 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Such fixed-income securities may include U.S. government securities and foreign government bonds, as well as U.S. and foreign corporate bonds, mortgage-backed securities and asset-backed securities. These securities may pay interest on either a fixed-rate or a variable-rate basis. The Fund normally invests in issuers located in at least five countries (of which one may be the United States). An issuer will be deemed to be located in a country other than the United States if the issuer is organized outside of the United States, has its principal place of business outside of the United States, or generates more than 50% of its revenues from business outside of the United States. The Fund may invest in both developed and emerging market countries, although the Fund does not invest more than 33% of its net assets, at the time of purchase, in bonds of emerging market issuers.

The Fund invests at least 80% of its net assets in fixed-income securities that are rated investment grade at the time of investment and in unrated securities that the subadviser has determined to be of comparable quality. The Fund may invest up to 20% of its net assets in high-yield bonds (i.e., "junk" bonds). The Fund also may invest, without limitation, in fixed-income securities of any maturity or duration.

The Fund is classified as a "non-diversified fund" under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. The Fund's subadviser nevertheless seeks to develop a bond portfolio that is diversified across various countries and industry sectors. In so doing, the subadviser employs an investment approach that is both top-down and bottom-up, based on collaborative fundamental and quantitative analyses, assessments of  creditworthiness, and security valuation relative to the overall market, and which takes into account more global and macroeconomic circumstances in allocating the Fund's assets among sectors and countries. Based on fundamental, relative value and structural/technical analyses from analysts and strategists around the globe, the subadviser next seeks to exploit opportunities that may be generated when its assessment of a country's or an issuer's fundamentals is inconsistent with the market's expectations. The Fund's subadviser may sell a security if it believes the issuer's credit quality or value proposition has declined relative to the market or in order to take advantage of more favorable opportunities. The Fund's investments may be denominated either in a currency that is well-established internationally, such as the U.S. dollar, euro or yen, or in the local currency of its issuers. The Fund may engage in active and frequent trading of portfolio securities.

The Fund's subadviser may use derivatives, such as futures and forward foreign currency contracts, either to increase returns, to hedge against international currency exposure or to manage the Fund's average portfolio duration. The subadviser also may buy or sell credit default swaps either to hedge against investment risks or to increase return.

g.	The discussions of "Interest rate swap" and "Total return swap" under the section "How the Funds Invest – Key Terms" on page 40 of the Prospectus are deleted in their entirety.

h.	The following supplements the information under the section "How the Funds Invest – Key Terms" on pages 39 and 40 of the Prospectus:

Duration – a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond's maturity and other factors. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

i.	The second paragraph under the heading "How the Funds Invest — Principal Risks" on page 40 of the Prospectus is supplemented to include LARGE SHAREHOLDER REDEMPTION RISK and PORTFOLIO TURNOVER RISK.

j.	The following supplements information under the heading "Risks of Investing in the Funds" beginning on page 41 of the Prospectus:

Large shareholder redemption risk – (Nationwide Amundi World Bond Fund) certain funds, accounts, individuals or Nationwide affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund's shares. Redemptions by these funds, accounts or individuals of their holdings in the Fund may impact the Fund's liquidity and NAV.   These redemptions may also force the Fund to sell securities, which may negatively impact the Fund's brokerage and tax costs.

k.	The information pertaining to Amundi Smith Breeden, LLC and Standard Life Investments (Corporate Funds) Limited under the heading "Fund Management — Subadvisers" on page 49 of the Prospectus is deleted in its entirety and replaced with the following:

AMUNDI SMITH BREEDEN, LLC ("ASB") is the subadviser for the Nationwide Amundi Global High Yield Fund, the Nationwide Amundi Strategic Income Fund and the Nationwide Amundi World Bond Fund. ASB is located at 280 South Mangum Street, Suite 301, Durham, NC 27701. ASB and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.24 trillion as of March 31, 2016.

STANDARD LIFE INVESTMENTS (CORPORATE FUNDS) LIMITED ("STANDARD LIFE INVESTMENTS") is the subadviser for the Nationwide Emerging Markets Debt Fund. Standard Life Investments is located at 1 George Street, Edinburgh, Scotland, EH2 2LL. Standard Life and its global affiliates provide investment management services to client discretionary accounts.

l.	The information pertaining to the Fund under the heading "Fund Management — Portfolio Management" on page 50 of the Prospectus is deleted in its entirety and replaced with the following:

Nationwide Amundi World Bond Fund
The Fund is managed by P. Adrian Helfert and Jerome Barkate, CFA, who are responsible for the day-to-day portfolio management of the Fund.

Mr. Helfert is a Managing Director and Senior Portfolio Manager. Mr. Helfert joined ASB in 2006 and currently heads Global Fixed Income strategies for the firm. Mr. Helfert holds a Master of Business Administration from Duke University's Fuqua School of Business and a Bachelor's degree in Physics from the University of Virginia.

Mr. Barkate is a Portfolio Manager. Mr. Barkate joined ASB in 2015 and currently is the Deputy Head of Global Fixed Income. From 2010 to 2015, he worked as a Global Balanced Portfolio Manager at Amundi (Paris) for institutional clients, where he managed multi-asset portfolios. Before that, Mr. Barkate was Head of Portfolio Management and Quantitative Research at IDEAM, a subsidiary of Amundi Group dedicated to socially responsible investing. Mr. Barkate holds a Master of Science in Finance from Grande Ecole Supaero (France) and a Master of Science in Applied Maths from Université Paul Sabatier (France). Mr. Barkate is a CFA Charterholder.

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